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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 19, 2005

                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

                                     0-20159
                            (Commission File Number)

                 OHIO                                       31-1073048
    (State or other jurisdiction of                       (IRS Employer
             incorporation)                             Identification No.)

     323 CROGHAN STREET, FREMONT, OHIO                           43420
  (Address of principal executive offices)                     (Zip Code)


                                 (419) 332-7301
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 - Results of Operations and Financial Condition

On January 19, 2005, Croghan Bancshares, Inc. issued a press release announcing its earnings for 2005. Croghan also announced that its Board of Directors authorized a repurchase program in which up to 5% of Croghan's outstanding common shares may periodically be repurchased in the open market during the six-month period commencing February 1, 2005. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


Item 9.01 - Financial Statements and Exhibits.

    (a)  None required.

    (b)  None required.

    (c)  Exhibits.


            Exhibit Number            Description
            --------------            -----------
                  99                  Press Release dated January 19, 2005






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CROGHAN BANCSHARES, INC.
                                               (Registrant)

Date:    January 19, 2005                By: /s/ Steven C. Futrell
                                             -----------------------------
                                             Steven C. Futrell, President & CEO






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                                INDEX TO EXHIBITS



       Exhibit Number          Description
       --------------          -----------
            99                 Press Release dated January 19, 2005